• NYSE: PEG • April 2020 PSEG Investor Update BUILDING A SUSTAINABLE, FINANCIALLY SOUND ENERGY INFRASTRUCTURE COMPANY EXHIBIT 99

Forward-Looking Statements

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,”
“should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-
looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to:
•
fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•
our ability to obtain adequate fuel supply;
•
market risks impacting the operation of our generating stations;
•
increases in competition in wholesale energy and capacity markets;
•
changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•
economic downturns;
•
third-party credit risk relating to our sale of generation output and purchase of fuel;
•
adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•
the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments;
•
PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned;
•
the impact on our New Jersey nuclear plants if such plants are not awarded Zero Emission Certificates (ZEC) in future periods, there is an adverse change in the amount of future ZEC payments, the ZEC program is overturned or modified through legal proceedings or if adverse changes are made to the capacity market construct;
•
adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•
the impact of state and federal actions aimed at combating climate change on our natural gas assets;
•
risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks;
•
changes in federal and state environmental regulations and enforcement;
•
delays in receipt of, or an inability to receive, necessary licenses and permits;
•
the impact of any future rate proceedings;
•
adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•
changes in tax laws and regulations;
•
the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•
lack of growth or slower growth in the number of customers or changes in customer demand;
•
any inability of PSEG Power to meet its commitments under forward sale obligations;
•
reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•
any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects;
•
any equipment failures, accidents, severe weather events or other incidents, including pandemics such as the current coronavirus outbreak, that impact our ability to provide safe and reliable service to our customers;
•
our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest;
•
any inability to recover the carrying amount of our long-lived assets and leveraged leases;
•
any inability to maintain sufficient liquidity;
•
any inability to realize anticipated tax benefits or retain tax credits;
•
challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•
the impact of our covenants in our debt instruments on our operations; and
•
the impact of acts of war, terrorism, pandemics, including the current coronavirus outbreak, cybersecurity attacks or intrusions.
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows.
Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended.

PSEG powering New Jersey’s response to COVID-19
PSEG Response to COVID-19
NJ utility service and power generation deemed as essential services
Prioritizing uninterrupted utility operations at PSE&G, PSEG Power and PSEG Long Island with updated screening procedures to ensure customer and employee health and safety
Activated PSEG senior-level, cross-functional team to engage all company resources at highest alert
Approximately 8,000 of 13,000 total workforce working remotely/from home
Voluntarily suspended shut-offs of electric and gas service to residential customers for non-payment
PSEG donated 50,000 N95 masks to NJ’s largest healthcare system
PSE&G and PSEG-LI assisting with electricity provisioning for emergency medical facilities construction
PSEG Foundation actively supporting local food banks and community organizations
PSEG Operations
All NJ and NY field crews operating with latest COVID-19 health and safety protocols; PPE for all field associates
Construction crews continuing work on essential projects to replace and upgrade critical energy infrastructure
Customer service call centers converted to home-based platform; improvements seen in response times and customer satisfaction
PSE&G temporarily suspended certain non-critical repair work inside customer homes and business premises

PSEG
well
positioned
during
COVID-19
challenges
Strong Liquidity Position
Total credit facilities $4.2B; $2.9B available at year-end 2019
•
Credit facilities extended through March 2024
In January 2020, PSE&G issued $600M MTNs; PSE&G’s $2.7B 2020 capital program to be funded consistent with authorized capital structure of 54% equity
PSEG closed on a $300M term loan in March and a $200M term loan in April for general corporate purposes
Debt Maturities
of $1.4B in 2020:  PSE&G $259M; PSEG Power $406M and $700M at PSEG
No need to issue new equity to fund 2020-2024 capital program
Pension has No Near-term Cash Requirements
Funded status:  86% at YE 2019; Next pension re-measurement at YE 2020
Expect accumulated pension funding credits of ~$600M can be used to defray future cash contributions over next two years
Market/asset performance is measured at year-end and amortized over several years
State Regulatory Proceedings Continuing Online
NJ Board of Public Utilities (NJBPU) continues to hold regular commission agenda meetings via internet teleconference
NJBPU Staff finalizing Energy Efficiency (EE) Transition Stakeholder Proceeding; Webinar conducted April 1;
and NJBPU action anticipated May 2020 to establish broad EE framework for NJ
PSE&G Clean Energy Future (CEF)–EE scheduled for conclusion by September 2020
PSE&G updated its $0.6B CEF–Energy Cloud–AMI (EC -
AMI) filing in April following NJBPU lifting of NJ moratorium
NJBPU initiated proceeding to consider the Fixed Resource Requirement option to procure future NJ capacity
AMI=AUTOMATED METERING INFRASTRUCTURE

100%
75%
50%
25%
0%
Transmission
41%
Distribution
59%
Gas
26%
Electric
33%
Residential
19%
C&I
7%
Residential
16%
C&I
17%
↓
↑

PSEG

PSE&G T&D Margin Allocation
DISTRIBUTION
MARGIN
IS
WEATHER
NORMALIZED
AND
COMPRISED
OF
FIXED
(FLAT
MONTHLY
SERVICE
CHARGE)
+
VARIABLE
VOLUME
(RESIDENTIAL,
ELECTRIC
SMALL
COMMERCIAL
&
INDUSTRIAL,
GAS
C&I)
+
PEAK
DEMAND
(ELECTRIC
C&I,
LARGE
GAS
C&I).
E=ESTIMATE
•
Transmission and Residential segments
of Distribution expected to contribute 75%
of total PSE&G margin
•
Transmission is fixed with no variable/
volume risk
•
Distribution margin is ~60% Residential
•
Significant portion of remaining margin
comprised of fixed versus variable
•
Near-term COVID-19 Distribution impacts
expected to
Residential margins and
C&I margins
•
Variable margin is lowest during the
current shoulder season period
•
Electric bad debt expense recovered
through the societal benefits clause
•
Weather normalization clause for
Gas Distribution
PSE&G 2020E Margin Illustration

Investment Priorities Aligned with NJ’s Clean Energy Agenda
Energy Efficiency: NJBPU extended schedule to September 2020; Investment in existing programs extended by $111M
Procedural schedule set for $0.6B CEF–EC–AMI; NJBPU Staff proposed procedural schedules for $0.3B CEF–Electric
Vehicles and $0.1B CEF—Energy Storage
PSEG continuing due diligence and negotiations toward a Joint Venture agreement to potentially acquire a 25% equity interest in Ørsted’s 1,100 MW Ocean Wind project
Federal Energy Regulatory Commission (FERC) / PJM
FERC’s NOPR on Transmission Incentives is supportive of continued and expanded incentives for participation in regional transmission organizations and project incentives
PJM’s March 18 compliance filing on FERC’s Capacity Order set price floors for NJ’s nuclear plants to bid as price takers in the upcoming PJM capacity auction
James Danly (R) sworn in as fourth FERC Commissioner; FERC indicated it will provide public and regulated entities relief from certain Commission regulatory obligations to assure business continuity during the national response to COVID-19
Regulatory and Policy Initiatives -
Update
FRR=FIXED
RESOURCE
REQUIREMENT;
NOPR=NOTICE
OF
PROPOSED
RULEMAKING
2021
Q4 2020
Q3 2020
Q2 2020
Anticipate FERC order on PJM
compliance filing
NJBPU opened proceeding to
investigate viability of FRR for
procurement
of future NJ capacity
Anticipate PJM parameters for
2022 / 2023 auction
Q3/Q4 –
File 2     ZEC application
with NJBPU
FRR plans due to PJM
(30 days before auction)
Late Dec –
2022 / 2023 PJM
capacity auction (earliest)
Apr –
NJBPU order expected on
award of ZECs for 2022–2025
Potential FERC/PJM Capacity Auction Timeline:

nd

APPENDIX

Electric Territory
Gas Territory
Transmission by Voltage
138KV
230KV
345KV
500KV

Electric
Gas
Customers
5-Year Annual Customer Growth*
2.3 Million
0.8%
1.9 Million
0.7%
2019 Electric and Gas Sales
40,684
GWh
2,589M
Therms**
Sales Mix (2019)
Residential
33%
58%
Commercial
58%
38%
Industrial
9%
4%
PSE&G –
New Jersey’s largest:
•
Electric and Gas Distribution utility
•
Transmission business
•
Investor in renewables and energy efficiency
•
Appliance service provider
*ANNUAL CUSTOMER GROWTH USES 2014 AS BASE YEAR.
**GAS FIRM SALES ONLY.
***EXCLUDES CWIP. YEAR-END CWIP BALANCE WAS $1.6 BILLION.
45%
52%
3%
PSE&G 2019 Rate Base***
>$20
B
Distribution
Transmission
Solar & EE

Clean Energy Future program supports economic recovery, helps lower bills and sized to achieve NJ’s Clean Energy Act targets
•
Energy Efficiency:  Helps achieve NJ’s targets
of 2% and 0.75% electric & gas savings
requirements; green jobs ready
•
Electric Vehicles:  “Smart” infrastructure
focused on residential, workplace, multi-family,
underserved communities and travel corridors
•
Energy Storage:  Utility-scale systems help
defer distribution investment, enables more
solar and enhances resiliency
•
Energy
Cloud
--
AMI:
Accelerated
roll-out
of
~2 million electric meters and supporting
infrastructure
Program Investment
$ Billions
Energy Efficiency
$2.5
Electric Vehicles
$0.3
Energy Storage
$0.1
Energy Cloud –
AMI
$0.6
Investment Total
$3.5
PSE&G’s ~$3.5 Billion, 6-year investment proposal offers cost-effective, innovative and ready-to-implement solutions supporting NJ’s clean energy goals

Cleaner
CO2 Intensity (lbs/MWh)
1,400
1,200
1,000
800
600
400
200
-
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
PSEG Generation
PJM Average
USA Average

PSEG

Climate Strategy –
PSEG’s fleet transformation is
addressing climate change
PSEG's generation fleet
continues to be much less
carbon intensive than
PJM and USA averages
E=ESTIMATE
PSEG Generation Carbon Emission Intensity vs. PJM and USA
(2005 -
2020E)
~50% less = 2.5 million cars
Nuclear: Higher capacity factors, and capacity uprates
Coal: Lower capacity factors, and plant retirements
Gas: Greater efficiency
Coal: Divested PA coal
~60%
decline
2005 -
2020E